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                                   SUPPLEMENT
                             DATED NOVEMBER 9, 2007
                           TO THE CURRENTLY EFFECTIVE
                 CLASS A, CLASS B AND CLASS C SHARES PROSPECTUS
                            CLASS I SHARES PROSPECTUS
                    CLASS R3, R4, R5 AND Y SHARES PROSPECTUS
                            CLASS Y SHARES PROSPECTUS
                       FOR THE HARTFORD MUTUAL FUNDS, INC.


The above referenced Prospectuses are revised as follows:

Effective November 9, 2007, Frank Ossino will assume portfolio management responsibilities along with Michael Bacevich for The Hartford Floating Rate Fund (the "Fund"). John Connor will no longer serve as a portfolio manager of the Fund.

Accordingly the following changes are being made to the Prospectus:

In the section entitled "Management of the Funds, Portfolio Managers of the Funds--Floating Rate Fund," the last sentence in the paragraph with respect to Michael Bacevich is deleted.

In the section entitled "Management of the Funds, Portfolio Managers of the Funds--Floating Rate Fund," the disclosure referring to John Connor is deleted and replaced with the following:

      Frank Ossino, Vice President of Hartford Investment Management, has been involved in portfolio management and securities analysis for the fund since November 2007. Mr. Ossino joined Hartford Investment Management as a portfolio manager in 2004. Previously, Mr. Ossino was a Managing Director at CIGNA Investments, Inc., with responsibility for credit research on leveraged loan borrowers and portfolio management from 2002 until joining Hartford Investment Management.


  THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR FUTURE REFERENCE.